Income Tax (Details)	3 Months Ended
Mar. 31, 2026
Income Taxes [Abstract]
Description of sustained on examination by taxing authorities	The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained on examination by the taxing authorities. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized.
Effective tax rate	0.00%
Statutory tax rate	21.00%